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                                  Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We consent to the incorporation by reference in this Registration
Statement on Form S-8 (File No. 333-    ) of our reports dated March 22,
1999, on our audit of the consolidated financial statements and financial statement schedule of Affiliated Managers Group, Inc.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 4, 1999